SECURITIES AND EXCHANGE COMMISSSION
                            Washington, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) SEPTEMBER 24, 1998
                                                       ------------------


                         FRANKLIN ELECTRIC CO., INC.
                         ---------------------------

            (Exact name of registrant as specified in its charter)


          Indiana                  0-362                  35-0827455
          -------                  -----                  ----------
(State or other jurisdiction    (Commission            (I.R.S. Employer
    of incorporation)            File Number)           Identification No.)


        400 East Spring Street
          Bluffton, Indiana                              46714
          -----------------                              -----
(Address of Principal Executive Offices)               (Zip Code)


                                (219) 824-2900
                                --------------
             (Registrant's telephone number, including area code)






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

ITEM 5. OTHER EVENTS.
---------------------

     During the period from September 10, 1998, through September 24, 1998, the Company repurchased, in the open market, 105,407 shares of its common stock for $6.7 million. This completes the Board authorized program to repurchase 500,000 shares which was approved by the Board on July 11, 1997. All repurchased shares were retired.



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Franklin Electric Co., Inc.
                                    ---------------------------
                                           (Registrant)




Date   September 24, 1998        By   /s/ Jess B. Ford
     -----------------------        ---------------------------
                                           (Signature)
                                      Jess B. Ford
                                      Senior Vice President and
                                      Chief Financial Officer






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